UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 13, 2023

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Pawtucket Boulevard West, Suite 280, Lowell, MA		01854
(Address of principal executive offices)		(Zip Code)
978-349-3200
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 13, 2023, Rapid Micro Biosystems, Inc. (the “Company”) received a notification letter from the Nasdaq Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the bid price for the Company’s Class A common stock, par value $0.01 (the “common stock”) had closed below $1.00 per share for the thirty (30) consecutive business days (July 31, 2023 through September 11, 2023) and that the Company therefore is not in compliance with the minimum bid price requirement for continued inclusion on the Nasdaq Global Select Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). The notification has no immediate effect on the listing of the Company’s common stock on Nasdaq.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days to regain compliance with the Bid Price Requirement, which will expire on March 11, 2024 (the “Compliance Date”). To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 or higher for a minimum of ten (10) consecutive business days, and in such case, the Staff will provide the Company with written confirmation that it has regained compliance with the Bid Price Requirement. The Staff has the discretion to extend the ten (10) business day period to up to twenty (20) consecutive business days pursuant to Nasdaq Listing Rule 5810(c)(3)(H). Since receiving the notification from the Staff, the closing bid price of the Company’s common stock has been above $1.00 per share from September 12, 2023 through September 19, 2023, a period of six (6) consecutive business days.

If the Company does not regain compliance by the Compliance Date, the Company may be eligible for an additional 180 calendar compliance period. To qualify, the Company would need to transfer the listing of the Company’s common stock to the Nasdaq Capital Market, provided the Company meets the continued listing requirement for market value of publicly held shares and all other initial listing standards, with the exception of the Bid Price Requirement. To effect such a transfer, the Company would also need to pay an application fee to Nasdaq and provide written notice to the Staff of its intention to cure the deficiency during the additional compliance period. If the Company is not eligible or it appears to Nasdaq that the Company will not be able to cure the deficiency during the additional compliance period, Nasdaq will provide written notice to the Company that the Company’s common stock will be subject to delisting. In the event of such notification, the Company may appeal Nasdaq’s determination to delist its securities. However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination by the Staff, such appeal would be successful.

The Company intends to monitor the closing bid price of its common stock and will take all reasonable measures available to the Company to regain compliance with the Bid Price Requirement. There can be no assurance that the Company will be able to regain compliance for continued listing on Nasdaq.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s ability to regain compliance with the Bid Price Requirement; the Company’s intent to monitor the closing bid price of its common stock and take all reasonable measures available to the Company for continued listing on Nasdaq; and the Company’s eligibility for an additional 180 calendar day compliance period.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s organizational restructuring plan, including a reduction in workforce, that may not result in the anticipated savings, could result in total costs and expenses that are greater than expected and could disrupt the Company’s business; the Company’s significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; risks related to the exploration of strategic alternatives; the impact of macroeconomic volatility and public health crises on the Company’s business and operations, including further delays in placements and validation of new systems; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 10, 2023, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: September 19, 2023	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer